UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Disposition of Assets.

On March 28, 2008, Altria Group, Inc. (“Altria”) completed the spin-off of Philip Morris International Inc. (“PMI”) to Altria’s stockholders. The distribution of 100% of PMI’s outstanding shares owned by Altria was made on March 28, 2008, to Altria stockholders of record as of 5:00 p.m. New York City Time on March 19, 2008, the record date. Each Altria stockholder received one share of PMI for each share of Altria common stock held as of the record date.

In the aggregate, Altria distributed 2,108,901,789 shares of PMI common stock to Altria stockholders. Based on the when issued closing price for PMI common stock on the New York Stock Exchange on March 28, 2008 of $51.06 per share, the aggregate market value of the shares distributed was approximately $107.7 billion. The distribution was structured to be tax free to Altria stockholders for U.S. federal income tax purposes.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

Included as Exhibit 99.1 are (i) unaudited pro forma condensed consolidated statements of earnings for the years ended December 31, 2007, 2006 and 2005, that treat the spin-off of PMI as if the distribution and related transactions occurred on January 1, 2005 and (ii) an unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 that gives effect to the spin-off of PMI as if the distribution and related transactions occurred on December 31, 2007.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the separation of PMI been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with Altria’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2007, and Management’s Discussion and Analysis included in Altria’s Annual Report on Form 10-K for the year ended December 31, 2007.

(d)	Exhibits

99.1	Unaudited Pro Forma Financial Statements including:

(i)	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the Years Ended December 31, 2007, 2006 and 2005; and

(ii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ LINDA M. WARREN
	Name:	Linda M.Warren
	Title:	Vice President and Controller

DATE: April 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements including:

	(i)	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the Years Ended December 31, 2007, 2006 and 2005; and

	(ii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007.